Release:     November 22, 2019

CP extending its reach with new Montreal multi-commodity transportation and distribution terminal; TYT Group to operate it

Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) is leveraging its unique real estate holdings in establishing a new multi-commodity transload terminal that offers transportation and distribution services from CP’s existing and strategically located Côte Saint-Luc yard in Montreal.

In close collaboration with TYT Group, a proven Quebec-based freight transportation service provider, the transload terminal will offer reliable multi-commodity transload services and logistics solutions to customers in key urban centres along the east coast, helping further extend CP’s reach to markets not directly served by rail.

“We continue to leverage our strategic land holdings and invest in transloads across the network to create additional connections, improve service and provide our customers with new end markets,” said John Brooks, CP Executive Vice-President and Chief Marketing Officer. “With a great supply chain enabler like TYT Group, this project enhances our footprint in the Montreal area by building capacity and expanding our ability to provide customers with value beyond rail, through trucking and transload services.”

The terminal will be built by Canadian Pacific in multiple phases and operated by TYT. The first phase is the construction, by CP, of a new 118,000 square foot rail-served facility that is designed to assist in the receiving, unloading, carrying and delivery of rail traffic. Phase 1 is currently scheduled to be completed in June 2020. The facility is surrounded by more than 4,000 feet of existing and adjacent track, making this location ideal for indoor or outdoor transloading operations that are necessary to serve CP’s customers. The facility’s interior incorporates track infrastructure sufficient to accommodate over 18 railcars, thereby protecting customers’ products from the elements year-round. All facility features will be built so they can be expanded for future growth.

CP is considering other opportunities for the balance of its Côte Saint-Luc yard. With easy access to highways 20, 13, 40 and 520 and close proximity to the Port of Montreal, the yard and terminal are strategically positioned to create supply chain efficiencies for CP and customers by allowing for faster, flexible and more reliable service.

“Group TYT is proud to collaborate with CP to bring this unique project to Montreal,” said Patrick Turcotte, President and CEO of TYT Group. “Strategically located inside CP’s Côte Saint-Luc yard, this multi-commodity transload will offer customers better optionality and more consistent service overall.  Our agreement with CP is built on service, reliability and trust and we look forward to working together to provide long-term value to our customers.”

Note on Forward-Looking Information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, and anticipated financial and operational performance, including with respect to our ability to grow our transload business unit.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects, including completion of the proposed transload terminal on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; market demand for CP's services; our ability to maintain our relationships with key third parties; and the satisfaction by third parties of their obligations to CP. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

Contacts:
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Jeremy Berry
403-319-6227
Jeremy_Berry@cpr.ca
Alert_MediaRelations@cpr.ca

Investment Community
Maeghan Albiston
403-319-3591
investor@cpr.ca